UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): September 10, 2004


                     METTLER-TOLEDO INTERNATIONAL INC.
           (Exact name of registrant as specified in its charter)



          Delaware              File No. 001-13595            13-3668641
  (State of incorporation)    (Commission File Number)      (IRS Employer
                                                          Identification No.)


                       Im Langacher, P.O. Box MT-100
                      CH-8606, Greifensee, Switzerland
                 ------------------------------------------
            (Address of principal executive offices) (zip code)

    Registrant's telephone number, including area code: +41-1-944-2211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 10, 2004, the Board of Directors of Mettler-Toledo International Inc. (the "Company") announced the appointment of Mr. Francis
A. Contino to the Company's Board of Directors and the Audit Committee effective October 1, 2004. A copy of the press release announcing the appointment is filed as Exhibit 99.1 to this Form 8-K.

Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     Effective October 1, 2004, the Company is amending its By-Laws to increase the number of Directors on its Board of Directors from eight to nine. The amended By-Laws are filed as Exhibit 3.2 to this Form 8-K.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     3.2      Amended By-Laws of the Company, effective October 1, 2004.

     99.1     Press release, dated September 10, 2004, issued by
              Mettler-Toledo International Inc.

EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

3.2                 Amended By-Laws of the Company, effective October 1, 2004.

99.1 Press release, dated September 10, 2004, issued by Mettler-Toledo International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METTLER-TOLEDO INTERNATIONAL INC.


Dated:  September 10, 2004             By:  /s/  William P. Donnelly
                                          -------------------------------------

                                          William P. Donnelly
                                          Chief Financial Officer